SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : November 3, 2002

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or Other Jurisdiction of Incorporation	(Commission File Number	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey 07061-1615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibit

Item 9. Regulation FD Disclosure

SIGNATURE

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K DATED NOVEMBER 3, 2002

EX-99.1: PRESS RELEASE

Item 7. Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits. The following exhibits are being filed herewith:

                  (99.1) Press release issued by Registrant on November 3, 2002.

Item 9. Regulation FD Disclosure.

         On November 3, 2002, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

By:	/s/ Joanne L. Bober

Name: Title:	Joanne L. Bober Senior Vice President and General Counsel

November 4, 2002

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K DATED NOVEMBER 3, 2002

Exhibit
Number

(99.1)	Press release issued by registrant on November 3, 2002.